As filed with the Securities and Exchange Commission on May 20, 2022

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

OWL ROCK CAPITAL CORPORATION III

(Exact name of registrant as specified in charter)

399 Park Avenue

New York, NY 10022

(212) 419-3000

(Address and telephone number, including area code, of principal executive offices)

Bryan Cole

Chief Operating Officer and Chief Financial Officer

399 Park Avenue

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq.

Kristin H. Burns, Esq.

Dwaune L. Dupree, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW

Washington, DC 20004

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

May 20, 2022

PRELIMINARY PROSPECTUS

Owl Rock Capital Corporation III

Offer to Exchange

$325,000,000 aggregate principal amount of 3.125% Notes due 2027

For

$325,000,000 aggregate principal amount of 3.125% Notes due 2027

Registered under the Securities Act of 1933, as amended

Owl Rock Capital Corporation III (the “Company,” “we,” “us,” or “our”), an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), is offering to exchange all of its outstanding 3.125% Notes due 2027 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on October 13, 2021, for an equal aggregate principal amount of its new 3.125% Notes due 2027 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at [ • ] p.m., New York City time, on [ • ], 2022, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 12 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is             , 2022

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

Owl Rock Capital Corporation III

399 Park Avenue

New York, NY 10022

(212) 419-3000

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is [ • ] p.m., New York City time, on [ • ], 2022.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

PROSPECTUS SUMMARY

This summary highlights some of the information contain elsewhere or incorporated by reference in this prospectus. It is not complete and may not contain all of the information that may be important to you. You should read our entire prospectus and the documents incorporated by reference carefully, including the section entitled “Risk Factors.” Throughout this prospectus we refer to Owl Rock Capital Corporation III as “we,” “us,” “our,” or the “Company,” Owl Rock Diversified Advisors LLC, our investment adviser, as “Owl Rock Diversified Advisors,” “the Adviser,” or “our Adviser” and Blue Owl Securities LLC, our dealer manager, as “Blue Owl Securities,” and/or our or the “Dealer Manager.”

Owl Rock Capital Corporation III

We are a Maryland corporation formed on January 27, 2020. We are an externally managed, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Business – Regulation as a Business Development Company” and “– Certain U.S. Federal Income Tax Considerations” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

We are externally managed by the Adviser pursuant to an investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”). The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing due diligence on potential investments, structuring our investments and monitoring our portfolio on an ongoing basis through a team of investment professionals. Since our Adviser began its investment activities in April 2016 through December 31, 2021 our Adviser and its affiliates have originated $51.2 billion aggregate principal amount of investments, of which $48.2 billion aggregate principal amount of investments prior to any subsequent exits or repayments was retained by either us or a corporation or fund advised by our Adviser or its affiliates. The Adviser also serves as our Administrator pursuant to an Administration Agreement between us and the Adviser (the “Administration Agreement”). See “Management and Other Agreements and Fees” in this prospectus.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy is focused primarily on originating and making loans to, and making debt and equity investments in, middle-market companies based primarily in the United States. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities including warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity. We define “middle-market companies” to generally mean companies with EBITDA between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.5 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We generally intend to invest in companies with a low loan-to-value ratio, which we consider to be 50% or below. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $250 million. The investment size will vary with the size of our capital base. We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders. These investments may include high-yield bonds and broadly-syndicated loans. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates. For additional information about how we define the middle-market and “covenant-like” loans, see “Business — Investment Selection” and “Business — Process Overview” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “Business – Regulation as a Business Development Company – Qualifying Assets” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio a BDC may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio a BDC may borrow only $1 for investment purposes for every $1 of investor equity. On June 4, 2020, we received shareholder approval that allows us to reduce our asset coverage ratio from 200% to 150%, effective as of June 5, 2020. See “Business – Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds to make investments has specific benefits and risks, and all of the costs of borrowing funds would be ultimately borne by holders of our common stock. See “Risk Factors — Risks Related to Our Business — We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us” in Part IA of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

Our Adviser and Administrator

The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement. The Adviser also serves as our Administrator pursuant to the Administration Agreement. See “Management and Other Agreements and Fees.” The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is an indirect subsidiary of Blue Owl, and part of Owl Rock, a division of Blue Owl focused on direct lending. Blue Owl consists of three divisions: (1) Owl Rock, which focuses on direct lending, (2) Dyal, which focuses on providing capital to institutional alternative asset managers, and (3) Oak Street, which focuses on real estate strategies. As of April 1, 2022, the Owl Rock division of Blue Owl also includes a CLO business (“Wellfleet”), which was acquired from affiliates of Littlejohn & Co., LLC.

The management of our investment portfolio is the responsibility of the Adviser and the Investment Committee. We consider these individuals to be our portfolio managers. The Investment Team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and the investment committee (the “Investment Committee”). The Investment Team, including members of Wellfleet, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Investment Committee is comprised of Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer, Alexis Maged and Jeff Walwyn. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. See “Business — The Adviser and Administrator – Owl Rock Diversified Advisors LLC” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022, and “Overview” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022 for more information regarding the Adviser and its affiliates.

The Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser and its affiliates have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

In addition, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC that allows the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Business – Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These activities may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting on its own account. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates — We may make investments that could give rise to a conflict of interest” in Part IA of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$325,000,000 aggregate principal amount of 3.125% Notes due 2027 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 3.125% Notes due 2027 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on October 13, 2021, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$325,000,000 aggregate principal amount of 3.125% Notes due 2027, which were issued in a private placement on October 13, 2021.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to [ • ] p.m., New York City time, on [ • ], 2022. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements	In connection with the private placement of the 3.125% Restricted Notes, we entered into a Registration Rights Agreement with J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of each of the several initial purchasers.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•  file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

• cause the exchange offer registration statement to become or be declared effective by the SEC under the 1933 Act; and

• consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration statement has been declared effective but in no event later than 365 days after the issue date.

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the Registration Rights Agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, the Company is not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, the Company will be obligated to cause to be filed a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1) you are acquiring the Exchange Notes in the ordinary course of your business;

(2) you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3) you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4) you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

• you cannot rely on the applicable interpretations of the staff of the SEC;

• you may not participate in the exchange offer; and

•  you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at [ • ] p.m., New York City time, on [ • ], 2022, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to [ • ], our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to [ • ] p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to [ • ] p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	[ • ] is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

• you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

• you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•  you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

• the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Owl Rock Capital Corporation III

Notes Offered	$325,000,000 aggregate principal amount of 3.125% Exchange Notes due 2027.

Maturity Date	The Exchange Notes will mature on April 13, 2027.

Ranking

The Exchange Notes will be our direct, general unsecured obligations that rank:

•  senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•  pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the Promissory Note, of which $[ • ] was outstanding as of [ • ], and the Restricted Notes;

•  effectively subordinated, or junior, to any of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Subscription Credit Facility, of which approximately $[ • ] million was outstanding as of [ • ], and the Revolving Credit Facility, of which approximately $[ • ] million was outstanding as of [ • ]; and

•  structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under our SPV Asset Facility I, of which approximately $[ • ] million was outstanding as of [•], and our SPV Asset Facility II, of which approximately $[ • ] million was outstanding as of [ • ].

As of [ • ], we had approximately $[ • ] billion of debt outstanding, approximately $[ • ] million of which was indebtedness secured primarily by our assets or assets of our subsidiaries.

Interest and Payment Dates	The Notes bear cash interest from October 13, 2021, at an annual rate of 3.125% payable on April 13 and October 13 of each year, beginning on April 13, 2022. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption	We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through March 13, 2027 (the date falling one month prior to the maturity date of the Notes), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points, plus, in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after the March 13, 2027 (the date falling one month prior to the maturity date of the Notes), we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes— Book-Entry, Settlement and Clearance.”

Trustee	The Trustee for the Exchange Notes will be [ • ].

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. The risks and uncertainties described in this prospectus and the documents incorporated by reference into this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness or other obligations we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our subsidiaries’ assets are currently pledged as collateral under the Revolving Credit Facility, SPV Asset Facility I and SPV Asset Facility II. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. Secured indebtedness is effectively senior to the Exchange Notes to the extent of the value of the assets securing such indebtedness. As of [ • ], we had approximately $[ • ] million of indebtedness outstanding under the Revolving Credit Facility, approximately $[ • ] million of indebtedness outstanding under the SPV Asset Facility I and approximately $[ • ] million of indebtedness outstanding under the SPV Asset Facility II.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of Owl Rock Capital Corporation III and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated, or junior, to each of our SPV Asset Facilities and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of [ • ], our subsidiaries had approximately $[ • ] million of indebtedness outstanding under the SPV Asset Facility I, and approximately $[ • ] million of indebtedness outstanding under the SPV Asset Facility II. Our subsidiaries may incur indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

As of [ • ], we had approximately $[ • ] million of debt outstanding, approximately $[ • ] million of which was indebtedness secured primarily by assets of our subsidiaries. The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Exchange Notes and our other outstanding indebtedness;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Exchange Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.

We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Exchange Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Exchange Notes, on or before its maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of Exchange Notes of any changes in our credit ratings.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture contains limited protection for holders of the Exchange Notes.

The Indenture offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Exchange Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Exchange Notes may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Exchange Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Exchange Notes being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Exchange Notes.

Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Exchange Notes and substantially decrease the market value of the Exchange Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because the Indenture will have cross-acceleration provisions, and any future debt will likely have, customary cross-default and cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Exchange Notes.”

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the Indenture that governs the Exchange Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered. Our debt instruments may contain restrictions and provisions that we would have to comply with in connection with any repurchase of the Exchange Notes. If the holders of the Exchange Notes exercise their right to require us to repurchase all the Exchange Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Exchange Notes or our other debt. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop, or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities and there currently is no trading market for the Exchange Notes. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors.

Certain of the initial purchasers in the private offering of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue any market-making activities at any time, without notice, at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Exchange Notes, that you will be able to sell the Exchange Notes at a particular time or that the price you receive when you sell will be favorable.

To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•

an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•	an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•

the impact of the “COVID-19” pandemic and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy including as a result of recent supply chain disruptions;

•	interest rate volatility, including the decommissioning of LIBOR, could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives as a result of the current COVID-19 pandemic;

•	the impact of interest and inflation rates on our business prospects and the prospects of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the ability of our portfolio companies to achieve their objectives;

•	competition with other entities and our affiliates for investment opportunities;

•	the speculative and illiquid nature of our investments;

•	the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;

•	the adequacy of our financing sources and working capital;

•	the loss of key personnel;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser to attract and retain highly talented professionals;

•	our ability to maintain our tax treatment as a RIC under Subchapter M of the Code, and as a BDC;

•

the effect of legal, tax and regulatory changes, including the Coronavirus Aid, Relief and Economic Security Act signed into law in December 2020 and the American Rescue Plan Act of 2021, signed into law in March 2021;

•	the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing conflict between Russia and Ukraine; and

•	other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the Securities and Exchange Commission (“SEC”).

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the 1933 Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q of the Company, the Company’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2022, filed with the SEC on May 6, 2022, as well as any amendments filed with the SEC. We discuss in greater detail many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and incorporate by reference into this prospectus in their entirety, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended on March 31, 2022, filed with the SEC on May 6, 2022. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this report. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $325,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on October 13, 2021. The Restricted Notes were issued and the Exchange Notes will be issued, pursuant to a base indenture dated as of October 13, 2021 (the “Base Indenture”), and the first supplemental indenture, dated as of October 13, 2021, to the Base Indenture (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”) between us and [ • ], as successor to Wells Fargo Bank, National Association as trustee (the “Trustee”). In connection with such issuance, we entered into the Registration Rights Agreement, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•

file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the exchange offer registration statement to become or be declared effective by the SEC under the 1933 Act; and

•	consummate the exchange offer on the earliest practicable date after the exchange offer registration statement has been declared effective but in no event later than 365 days after the issue date.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, for a maximum of 0.50% per annum as set forth in the Registration Rights Agreement. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If, for any reason, the Company is not able to effect the exchange offer on or before 365 days from the issue date of the Registration Rights Agreement, upon any note holder’s request, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the Registration Rights Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can request, within 365 days of the issue date of the Registration Rights Agreement, that the Company file a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•

you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•

you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to [ • ] p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same Indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $325,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to [ • ], the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be [ • ] p.m., New York City time, on [ • ], 2022, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes— Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to [ • ] p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted

Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to [ • ] p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to [ • ] p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to [ • ] p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to [ • ] p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to [ • ] p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed [ • ] as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

[ • ], as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

[ • ] p.m. New York City Time on the Expiration Date:

[ • ]

Attn: [ • ]

[ • ]

[ • ]

For Information or Confirmation by Telephone Call:

[ • ]

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: [ • ]

Facsimile: [ • ]

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $[ • ], which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Base Indenture and the First Supplemental Indenture. The terms of the Exchange Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).

The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.

General

The Restricted Notes are, and the Exchange Notes will be our direct, general unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Restricted Notes are, and the Exchange Notes will be issued in an aggregate principal amount of $325,000,000. The Notes will mature on April 13, 2027, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear, interest at the rate of 3.125% per annum from October 13, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on April 13 and October 13 of each year, beginning on April 13, 2022 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at 5:00 p.m. New York City time (the “close of business”) on the immediately preceding March 30 and September 29 (whether or not a business day), respectively. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

We issued the Restricted Notes initially in an aggregate principal amount of $325,000,000. The Indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the Indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. The Indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below). Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the

Indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture. The registered holder of a Note will be treated as its owner for all purposes.

Ranking

The Notes will be our direct, general unsecured obligations that will rank:

•	senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, our Promissory Note, of which approximately $[ • ] million was outstanding as of [ • ];

•

effectively subordinated, or junior, to any of our existing and future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Revolving Credit Facility, of which approximately $[ • ] million was outstanding as of [ • ]; and

•

structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under our SPV Asset Facility I, of which approximately $[ • ] million was outstanding as of [ • ], and our SPV Asset Facility II, of which approximately $[ • ] million was outstanding as of [ • ].

As of [ • ], we had approximately $[ • ] million of debt outstanding, approximately $[ • ] million of which was indebtedness secured primarily by assets of our subsidiaries. Our capitalization will not change as a result of issuing the Exchange Notes. See “Use of Proceeds.”

In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any of the Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through March 13, 2027 (the date falling one month prior to the maturity date of the Notes), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points;

provided, however, that if we redeem any of the Notes on or after March 13, 2027 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

If we choose to redeem any of the Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected by the trustee on a pro rata basis to the extent practicable, or, if a pro rata basis is not practicable for any reason, by lot or in such other manner as the Trustee shall deem fair and appropriate, and in any case in accordance with the applicable procedures of DTC and in accordance with the 1940 Act as directed by the Company; provided, however, that no such partial redemption shall reduce the portion of the principal amount of the Notes not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) J.P. Morgan Securities LLC and a primary U.S. government securities dealer selected by SMBC Nikko Securities America, Inc. or their respective affiliates which are primary U.S. government securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, we shall select another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by us.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount there above) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event with respect to the Notes and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event with respect to the Notes occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition,

Liquidity and Capital Resources” in our Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022. Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments at the time. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Exchange Notes—We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event”.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event under the Indenture) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)	the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc.. or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by KBRA (or its equivalent under any successor rating categories of KBRA) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“KBRA” means Kroll Bond Rating Agency or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Owl Rock Diversified Advisors LLC, any affiliate of Owl Rock Diversified Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	each of Fitch and KBRA; and

(2)

if either Fitch or KBRA ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch and/or KBRA, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Merger, Consolidation or Sale of Assets

The Indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:

•

we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and Registration Rights Agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above. An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants shall apply to the

Notes.

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants under the Indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates).

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon redemption of a Note or the amount provable in bankruptcy;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in this prospectus) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	modify the subordination provisions in the Indenture in a manner that is adverse to outstanding holders of the Notes;

•	reduce the percentage of holders of the Notes whose consent is needed to modify or amend the Indenture;

•	reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults;

•

modify certain of the provisions of the Indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the Indenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or event of default. We also do not need any approval to make any change that affects only Notes to be issued under the Indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	If the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes.

•

If the change affects more than one series of debt securities issued under the same Indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the debt securities affected by the change.

The holders of a majority in principal amount of a series of debt securities issued under the Indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Legal Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding Indenture securities that are entitled to vote or take other action under the Indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding Indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

(3)

our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or Indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 consecutive days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of all outstanding Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the Indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the Indenture.

Defeasance

The Notes will be subject to covenant defeasance and legal defeasance.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

•

deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity.

•	deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

[ • ] is the trustee, security registrar and paying agent. [ • ], in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Resignation and Removal of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of Indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•

upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the initial purchasers; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The information in “Item 8. Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Item 1. Consolidated Financial Statements – Notes to Consolidated Financial Statements – Note 11. Financial Highlights” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the fiscal year ended March 31, 2022 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the fiscal year ended March 31, 2022 is incorporated herein by reference.

BUSINESS

The information in “Business” in Part I, Item 1 of the our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

FINANCIAL STATEMENTS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Consolidated Financial Statements and Supplementary Data” in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 is incorporated herein by reference.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended March 31, 2022 and the fiscal years ended December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2021 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Credit Facility(5)
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$228.8	$2,250	—	N/A
Revolving Credit Facility
March 31, 2022 (unaudited)	$160.2	$2,282	—	N/A
December 31, 2021	$215.7	$2,331	—	N/A
SPV Asset Facility I
March 31, 2022 (unaudited)	$575.0	$2,282	—	N/A
December 31, 2021	$575.0	$2,331	—	N/A
SPV Asset Facility II
March 31, 2022 (unaudited)	$230.0	$2,282	—	N/A
December 31, 2021	$135.0	$2,331	—	N/A
2027 Notes
March 31, 2022 (unaudited)	$325.0	$2,282	—	N/A
December 31, 2021	$325.0	$2,331	—	N/A
Promissory Note
March 31, 2022 (unaudited)	$—	$2,282	—	N/A
December 31, 2021	$—	$2,331	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable, as senior securities are not registered for public trading on a stock exchange.
(5)	Facility was terminated in 2021.

PORTFOLIO COMPANIES

The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of [ • ]. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of [ • ], we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25.0% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

[ • ]

MANAGEMENT OF THE COMPANY

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022, are incorporated herein by reference.

PORTFOLIO MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance – Portfolio Managers” in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022, are incorporated herein by reference.

MANAGEMENT AND OTHER AGREEMENTS AND FEES

The Adviser is located at 399 Park Avenue, New York, NY 10022. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:

•	manage our assets in accordance with our investment objective, policies and restrictions;

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	make investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitor our investments;

•	perform due diligence on prospective portfolio companies;

•	exercise voting rights in respect of portfolio securities and other investments for us;

•	serve on, and exercise observer rights for, board of directors and similar committees of our portfolio companies; and

•	provide us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive.

Investment Advisory Agreement

Management and Incentive Fee

Pursuant to the Investment Advisory Agreement with the Adviser, subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser receives a fee from us, consisting of two components: a management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The cost of both the Management Fee and the Incentive Fee will ultimately be borne by the shareholders.

The Management Fee is payable quarterly in arrears. Prior to the future quotation or listing of our securities on a national securities exchange (an “Exchange Listing”), the Management Fee is payable at an annual rate of 0.50% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters.

Following an Exchange Listing, the Management Fee is payable at an annual rate of:

(i)

1.5% of our average gross assets that is above an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears, and

(ii)

1.00% of our average gross assets that is below an asset coverage ratio of 200% calculated in accordance with Sections 18 and 61 of the 1940 Act, at the end of the two most recently completed calendar quarters payable quarterly in arrears.

The Management Fee will be appropriately prorated and adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during the relevant calendar quarters and for any partial month or quarter. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

Pursuant to the Investment Advisory Agreement, the Adviser will not be entitled to an incentive fee prior to an Exchange Listing. Following an Exchange Listing, the incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our pre-incentive fee net investment income and a portion is based on our capital gains, each as described below. The portion of the incentive fee based on pre-incentive fee net income will be calculated and payable quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and will equal 100% of the pre-incentive fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 17.5% of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-incentive fee net investment income for that calendar quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a calendar quarter (7.27% annualized), which, in each case, is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any calendar quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends (including reinvested dividends), interest and fee income accrued by us during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest (“PIK”) and zero coupon securities), accrued income that we may not have received in cash. The Adviser is not obligated to return the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

To determine whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter commencing with the first calendar quarter following an Exchange Listing. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a calendar quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the quarterly hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given calendar quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood that we will pay an Incentive Fee for that calendar quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

The following is a graphical representation of the calculation of the income-related portion of the Incentive Fee:

Quarterly Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

0%	1.5%	1.82%

← 0.0% g	← 100.0% g	← 17.50% g

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

The second component of the Incentive Fee, the “Capital Gains Incentive Fee,” payable at the end of each calendar year in arrears, equals, subsequent to an Exchange Listing, 17.5% of cumulative realized capital gains from the date on which the Exchange Listing, if any, becomes effective (the “Listing Date”) to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year. Each year, the fee paid for the Capital Gains Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. We will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Listing Date for all of our investments made prior to the Listing Date will be equal to the fair market value of such investments as of the last day of the calendar quarter in which the Listing Date occurs; provided, however, that in no event will the Capital Gains Fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

Payment of Our Expenses under the Investment Advisory and Administration Agreements

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We also will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including base management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•	the cost of our organization and any offerings;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting any sales and repurchases of our common stock and other securities;

•	fees and expenses payable under any dealer manager agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	costs of hedging;

•

expenses, including travel expense, incurred by the Administrator, members of the investment team or payable to third parties performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	escrow agent, transfer agent and custodial fees and expenses;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;

•	federal, state and local taxes;

•	independent directors’ fees and expenses including certain travel expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, licenses and the compensation of professionals responsible for the preparation of the foregoing;

•	the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs);

•	the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;

•	commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits, outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes;

•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.

Board Approval of the Investment Advisory Agreement

The Company entered into an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement became effective on May 18, 2021 upon consummation of the transaction pursuant to which Owl Rock Capital Group, LLC, the parent of the Adviser (and a subsidiary of Owl Rock Capital Partners LP), and Dyal merged to form Blue Owl (the “Transaction”). The Transaction resulted in a change of control of the Adviser and was deemed an assignment of the investment advisory agreement between the Company and the Adviser. The Investment Advisory Agreement became effective upon consummation of the Transaction and the terms of the Investment Advisory Agreement are identical to the prior advisory agreement. The Company’s shareholders previously approved the Company’s entry into the Investment Advisory Agreement. The Board approved the continuation of the Investment Advisory Agreement at a meeting held on May 3, 2022.

In reaching a decision to approve the Investment Advisory Agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:

•

We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	We may not acquire assets from our affiliates in exchange for our common stock;

•

We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Indemnification of the Adviser

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act, as amended, concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Administration Agreement

The Company entered into an amended and restated administration agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021, upon consummation of the Transaction and the terms of the Administration Agreement are identical to the Company’s prior administration agreement with the Adviser. The Board approved the continuation of the Administration Agreement at a meeting held on May 3, 2022.

Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, administrative services for us, which includes, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, managing the payment of expenses and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect for two years from the date it first became effective and from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Indemnification

The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.

Placement Agent Agreement and Dealer Manager Agreement

On June 4, 2020, we and the Adviser entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities LLC (formerly, Owl Rock Capital Securities LLC) (“Blue Owl Securities”), pursuant to which Blue Owl Securities and certain participating broker-dealers will solicit Capital Commitments. In addition, we have entered into a placement agent agreement (the “Placement Agent Agreement”) with Blue Owl Securities pursuant to which employees of Blue Owl Securities may conduct placement activities. Blue Owl Securities, an affiliate of Blue Owl, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority. In addition, from time to time we may enter into agreements with additional broker-dealers or placement agents to solicit Capital Commitments. Fees paid pursuant to these agreements will be paid by our Adviser.

The Placement Agent Agreement may be terminated by either party thereto upon 30 days written notice to the other party. The Dealer Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our directors who are not “interested persons”, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of our distribution plan or the Dealer Manager Agreement or by vote a majority of the outstanding voting securities, on not more than 60 days’ written notice to Blue Owl Securities and the Adviser.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of the expenses reimbursable to the Adviser. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. In addition, our Board has authorized us to enter into a series of Promissory Notes with an affiliate of our Adviser to borrow up to $150 million. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Debt” of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 for a description of the Promissory Notes.

Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of Owl Rock Capital Advisors LLC (“ORCA”), Owl Rock Technology Advisors LLC (“ORTA”), Owl Rock Technology Advisors II LLC (“ORTA II”), and Owl Rock Private Fund Advisors LLC (“ORPFA” and together with the Adviser, ORCA, ORTA, and ORTA II, the “Owl Rock Advisors”), and certain of our officers and directors and professionals of Blue Owl and the Adviser are officers of Blue Owl Securities LLC (formerly, Owl Rock Capital Securities). In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Owl Rock Advisers). including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by our affiliates which may have investment objective similar to our investment objective. At time we may compete with these other entities managed by the other Owl Rock Advisers, including the “Owl Rock Clients”, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Owl Rock Clients. This can create a potential conflict when allocating investment opportunities among us and such other Owl Rock Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

The Owl Rock Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Owl Rock Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Owl Rock Advisers and the Investment Advisory Agreement.

The Owl Rock Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Owl Rock Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Owl Rock

Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Owl Rock Advisers’ investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Owl Rock Advisers’ allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other clients, including the Owl Rock Clients; however, there can be no assurance that the Owl Rock Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Owl Rock Advisers investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Owl Rock Clients. In making this assessment, the Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Owl Rock Advisers may afford prior decisions precedential value.

Pursuant to the Owl Rock Advisers’ allocation policy, if, through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Owl Rock Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Owl Rock Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Co-Investment Opportunities

We may be prohibited under the 1940 Act from conducting certain transaction with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

We rely on exemptive relief that has been granted by the SEC to the Adviser and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching by us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit our Adviser or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. The Owl Rock Advisers are indirect affiliates of Blue Owl and comprise part of “Owl Rock,” a division of Blue Owl focused on direct lending. The Owl Rock Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between us and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of other Owl Rock Clients, and/or other funds managed by the Owl Rock Advisers that could avail themselves of the exemptive relief and that have an investment objective similar to ours.

License Agreement

We have entered into a license agreement (the “License Agreement”) pursuant to which an affiliate of Blue Owl has granted the Company a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Owl Rock” name or logo.

Material Non-Public Information

Our senior management, members of the Adviser’s investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we may invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The information in “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022, are incorporated herein by reference.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Common Stock, par value $0.01 per share

Under the terms of our charter, our authorized capital stock consists solely of 500 million shares of common stock, par value $0.01 per share, and no shares of preferred stock, par value $0.01 per share. As of [•], 2022, there were [•] shares outstanding.

As permitted by the Maryland General Corporation Law (the “MGCL”), the charter of the Company (the “Charter”) provides that a majority of the entire board of directors (the “Board”), without any action by the Company’s shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. The Charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for the Company’s stock, and the Company can offer no assurances that a market for its stock will develop in the future. The Company does not currently intend for the shares to be listed on any national securities exchange, although it is possible that they would be listed in the future.

There are no outstanding options or warrants to purchase the Company’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Company’s shareholders generally are not personally liable for the debts of the Company, except as they may be liable by reason of their own conduct or acts. Unless the Board determines otherwise, the Company will issue all shares of its stock in uncertificated form.

None of the Company’s shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks).

Under the terms of the Charter, all shares of common stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to shareholders if, as and when authorized by the Board and declared by the Company out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and shareholders generally have no appraisal rights. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract (including the subscription agreement) and except that, in order to avoid the possibility that the Company’s assets could be treated as “plan assets,” the Company may require any person proposing to acquire shares of common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor , as such term is defined in section 3(42) of the Employee Retirement Income Security Act of 1974, as amended, or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.

Under the terms of the Charter, during the Lock-Up Period (as defined below), shareholders will be restricted from: (1) offering, pledging, selling, contracting to sell, sell any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase or otherwise transferring or disposing of, directly or indirectly, any shares of common stock or securities convertible into or exchangeable or exercisable for any shares of common stock, or publicly disclosing the intention to make any offer, sale, pledge or disposition, (2)

entering into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of common stock or such other securities, in cash or otherwise), or (3) if applicable, making any demand for or exercise any right with respect to the registration of any shares of common stock or any security convertible into or exercisable or exchangeable for common stock. The Lock-Up Period is (i) 365 days after the date of a future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) for all shares of common stock held by certain individuals and entities affiliated with Owl Rock Diversified Advisors LLC (the “Adviser”), and (ii) 180 days after the date of an Exchange Listing for all shares of common stock held by a shareholder (other than certain individuals and entities affiliated with the Adviser), 270 days after the date of an Exchange Listing for two-thirds of the shares of common stock held by a shareholder (other than certain individuals and entities affiliated with the Adviser) and 365 days after the date of an Exchange Listing for one-third of the shares of common stock held by a shareholder (other than certain individuals and entities affiliated with the Adviser). The lock-up will apply to all shares of common stock acquired prior to an Exchange Listing but will not apply to any shares acquired in open market transactions or acquired pursuant to the dividend reinvestment plan after the date of an Exchange Listing.

In the event of the Company’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Company’s assets that are legally available for distribution after the Company pays or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of the Company’s preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors, and the shareholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in the Company’s bylaws (“Bylaws”)), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Charter obligates the Company, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; or (2) any individual who, while a director or officer and at the Company’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, the Company will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

The MGCL and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

Maryland law contains, and the Charter and the Bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire the Company by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. The Company believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board of Director’s ability to negotiate such proposals may improve their terms.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.

Subject to certain exceptions provided in the Charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of the Company’s stock voting as a separate class will be necessary to effect any of the following actions:

•

any amendment to the Charter to make the common stock a “redeemable security” or to convert the Company from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	the liquidation or dissolution of the Company and any amendment to the Charter to effect and such liquidation or dissolution;

•	any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the MGCL requires be approved by shareholders; or

•

any transaction between the Company, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group.

However, if the proposal, transaction or business combination is approved by at least a majority of the Company’s continuing directors, the proposal, transaction or business combination may be approved only by the Board and, if necessary, the shareholders as otherwise would be required by applicable law, the Charter and Bylaws, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the Charter as (1) our current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The Charter also provides that the Board is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the Charter) and only by the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The Charter and Bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of stock have the exclusive power under the Charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of the Company’s stock. In addition, the Charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.

The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire the Company, or of discouraging a third party from acquiring or attempting to acquire the Company.

The MGCL and our charter and bylaws also provide that:

•

any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•

special meetings of the shareholders may only be called by the board of directors, the chairman of board of directors, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and

•	any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.

These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of the Company’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of the Company’s outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. The provisions of the Charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent shareholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Company and the shareholders.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the Charter provides for approval of charter amendments by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter. The board of directors, by vote of a majority of the members of the Board, has the exclusive power to adopt, alter, amend or repeal the Bylaws. The Charter provides that any amendment to the following provisions of the Charter, among others, will require, in addition to any other vote required by applicable law or the Charter, the affirmative vote of shareholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, with the holders of each class or series of the Company’s stock voting as a separate class, unless a majority of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, the Charter and/or the Bylaws:

•	the provisions regarding the classification of the Board;

•	the provisions governing the removal of directors;

•	the provisions limited shareholder action by written consent;

•	the provisions regarding the number of directors on the Board; and

•	the provisions specifying the vote required to approve extraordinary actions and amend the Charter and the Board’ exclusive power to amend the Bylaws.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to the Company’s notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by the Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by the Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring shareholders to give the Company advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Company and its shareholders.

No Appraisal Rights

For certain extraordinary transactions and amendments to our charter, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Controlled Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The board of directors has adopted a resolution exempting from the requirements of the statute any business combination between the Company and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of the Company and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distribution in cash. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend or other distribution. Any fractional share otherwise issuable to a participant in the dividend reinvestment plan will instead be paid in cash.

The number of shares to be issued to a shareholder under the dividend reinvestment plan will be determined by dividing the total dollar amount of the distribution payable to such shareholder by the net asset value per share of our common stock, as of the last day of the calendar quarter immediately preceding the date such distribution was declared. We intend to use newly issued shares to implement the plan.

No action is required on the part of a registered shareholder to have cash dividends or other distributions reinvested in shares of our common stock. A registered shareholder is able to elect to receive an entire cash dividend or other distribution in cash by notifying the Adviser in writing so that such notice is received by the Adviser no later than ten days prior to the record date for distributions to the shareholders.

There are no brokerage charges or other charges to shareholders who participate in the plan.

The plan is terminable by us upon notice in writing mailed to each shareholder of record at least 30 days prior to any record date for the payment of any distribution by us.

REGULATION

The information in “Business — Regulation as a Business Development Company” in Part I, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022, is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. State Street Bank and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is One Lincoln Street, Boston, MA 02111-2900.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of December 31, 2021 for Owl Rock Capital Corporation III and subsidiaries included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Senior Securities table included in this prospectus have been audited by KPMG LLP, an independent registered public accounting firm, and have been so incorporated by reference and included, respectively, in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for us by Eversheds Sutherland (US) LLP.

The information in “Legal Proceedings” in Part II, Item 1 of the our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022, is incorporated herein by reference.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the 1933 Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished to the SEC which is not deemed filed is not incorporated by reference in this prospectus. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus and other information previously filed with the SEC.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 25, 2022;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 6, 2022; and

•	our Current Reports on Form 8-K filed with the SEC on January 26, 2022, February 25, 2022, March 22, 2022, and March 28, 2022.

See	“Available Information” for information on how to obtain a copy of these filings.

OWL ROCK CAPITAL CORPORATION III

Offer to Exchange

$325,000,000 aggregate principal amount of 3.125% Notes due 2027

For

$325,000,000 aggregate principal amount of 3.125% Notes due 2027

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

            , 2022

PART C

Other Information

Item 15.	Indemnification

Maryland General Corporation Law (the “MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Additionally, the Investment Advisory Agreement between the Company and the Adviser provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Item 16.	Exhibits

(1)	Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(2)	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(3)	Not Applicable.

(4)	Not Applicable.

(5)(a)	Indenture, dated as of October 13, 2021 by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of the current report on Form 8-K, filed October 14, 2021).

(5)(b)	First Supplemental Indenture, dated as of October 13, 2021, relating to the 3.125% Notes due 2027, by and between Owl Rock Capital Corporation III and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the current report on Form 8-K, filed October 14, 2021).

(5)(c)	Form of 3.125% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 of the current report on Form 8-K, filed October 14, 2021).

(5)(d)	Form of 3.125% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by Reference to Exhibit 4.4 the current report on Form 8-K, filed October 14, 2021).

(5)(e)	Registration Rights Agreement, dated as of October 13, 2021, by and among J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the Initial Purchasers (incorporated by Reference to Exhibit 4.5 the current report on Form 8-K, filed October 14, 2021).

(6)(a)	Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(6)(b)	Amended and Restated Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 19, 2021).

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Custody Agreement (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Company’s Registration Statement on Form 10, filed on July 17, 2020).

(10)	Not Applicable.

(11)	Opinion of Eversheds Sutherland (US) LLP**

(12)	Opinion of Eversheds Sutherland (US) LLP**

(13)(a)	Administration Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(13)(b)	Amended and Restated Administration Agreement between Owl Rock Capital Corporation III and Owl Rock Diversified Advisors LLC, dated May 18, 2021 (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed on May 19, 2021).

(13)(c)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(13)(d)	License Agreement (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10, filed on June 5, 2020).

(13)(e)	Revolving Credit Agreement dated August 12, 2020, between Owl Rock Capital Corporation III as the Initial Borrower, State Street Bank and Trust Company, as the Administrative Agent, Letter of Credit Issuer, Sole Bookrunner, a Co-Lead Arranger and a Lender and PNC Capital Markets LLC, as a Co-Lead Arranger (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on August 17, 2020).

(13)(f)	Loan and Servicing Agreement, dated as of July 29, 2021, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed August 2, 2021).

(13)(g)	Sale and Contribution Agreement, dated as of July 29, 2021, by and between Owl Rock Capital Corporation III and ORCC Financing III LLC (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed August 2, 2021).

(13)(h)	Senior Secured Revolving Credit Agreement, dated as of September 10, 2021, among Owl Rock Capital Corporation III, as Borrower, the Lenders and Issuing Banks party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., MUFG Union Bank, N.A, and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers and Joint Book Runners (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed September 15, 2021).

13(i)	Guarantee and Security Agreement, dated as of September 10, 2021, among Owl Rock Capital Corporation III, as Borrower, OR Lending III LLC, as Subsidiary Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed September 15, 2021).

(13)(j)	Loan Agreement, dated as of September 13, 2021, by and between Owl Rock Capital Corporation III and Owl Rock Feeder FIC BDC III LLC (incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K, filed September 15, 2021).

(13)(k)	Form of Amendment No. 1 to Loan and Servicing Agreement, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed October 8, 2021).

(13)(l)	Amendment No. 1 to the Loan Agreement (incorporated by reference to Exhibit (k)(1) to the Company’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed May 21, 2021).

(13)(m)	Loan Financing and Servicing Agreement, dated as of December 2, 2021, among ORCC III Financing II LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed December 7, 2021).

(13)(n)	Sale and Contribution Agreement, dated as of December 2, 2021, between Owl Rock Capital Corporation III, as Seller and ORCC III Financing II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K, filed December 7, 2021).

(13)(o)	Form of Amendment No. 2 to Loan and Servicing Agreement, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed December 10, 2021).

(13)(p)	Form of Amendment No. 2 to Loan and Servicing Agreement, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed December 10, 2021).

(13)(q)	Form of Amendment No. 2 to Loan and Servicing Agreement, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed December 10, 2021).

(13)(r)	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of February 18, 2022, among ORCC III Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Capital Corporation III as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed February 24, 2022).

(13)(s)	Form of Amendment No. 3 to Loan and Servicing Agreement, dated as of March, 16 2022, by and among ORCC Financing III LLC, as Borrower, Owl Rock Capital Corporation III, as Equityholder, Owl Rock Diversified Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian.

(14)(a)	Consent of Independent Registered Public Accounting Firm*

(14)(b)	Report of Independent Registered Accounting Firm on Supplemental Information*

(15)	Not Applicable.

(16)	Power of Attorney (Included on signature page hereto)

(17)(a)	Statement of Eligibility on Form T-1 of [ • ]**

(17)(b)	Form of Letter of Transmittal**

(18)	Filing Fees Table*

*	Filed herewith
**	To be filed by amendment

Item 17.	Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 20th day of May, 2022.

OWL ROCK CAPITAL CORPORATION III

By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer

POWER OF ATTORNEY

Each officer and director of Owl Rock Capital Corporation III whose signature appears below constitutes and appoints Craig W. Packer, Bryan Cole and Jonathan Lamm, and each of them to act without the other, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, in any and all capacities, to sign this Registration Statement and any and all amendments thereto and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 20, 2022.

Name	Title
/s/ Craig W. Packer
Craig W. Packer	Chief Executive Officer, President and Director

/s/ Edward D’Alelio
Edward D’Alelio	Chairman of the Board, Director

/s/ Melissa Weiler
Melissa Weiler	Director

/s/ Christopher M. Temple
Christopher M. Temple	Director

/s/ Eric Kaye
Eric Kaye	Director

/s/ Victor Woolridge
Victor Woolridge	Director

/s/ Bryan Cole
Bryan Cole	Chief Operating Officer and Chief Financial Officer

/s/ Matthew Swatt
Matthew Swatt	Co-Treasurer and Co-Chief Accounting Officer

/s/ Shari Withem
Shari Withem	Co-Treasurer and Co-Chief Accounting Officer

/s/ Jennifer McMillon
Jennifer McMillon	Co-Treasurer and Co-Chief Accounting Officer